EXHIBIT 99.1
By Electronic Delivery to: cnagel@freightcar.net
October 1, 2009
Mr. Christopher L. Nagel
Vice President, Finance and Chief Financial Officer
FreightCar America, Inc.
Two North Riverside Plaza, Suite 1250
Chicago, IL 60606
Re: FreightCar America, Inc. (the “Company”)
Nasdaq Symbol: RAIL
Dear Mr. Nagel:
On August 19, 2009, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1). Based on the filing of the Company’s Form 10-Q for the period ended June 30, 2009, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.
If you have any questions, please contact Pamela Morris, Lead Analyst, at +1 301 978 8053.
Sincerely,

Randy Genau
Director
Nasdaq Listing Qualifications

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